                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



      Date of Report (date of earliest event reported): February 16, 2000

                              AGL RESOURCES INC.
              (Exact Name of Registrant as Specified in Charter)



Georgia                                1-14174                   58-2210952
(State or Other Jurisdiction     (Commission File No.)        (IRS Employer
of Incorporation)                                            Identification No.)


       817 West Peachtree Street, NW, 10th Floor, Atlanta, Georgia 30308
           (Address of Principal Executive Offices)          (Zip Code)



                                (404) 584-9470
             (Registrant's telephone number, including area code)


                                Not Applicable
         (Former name or former address, if changed since last report)

Item 5.       Other Events

     See the press release attached hereto as Exhibit 99.1.

Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits.


Exhibit
Number                       Description
------                       -----------

99.1           Press Release, dated February 16, 2000

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   AGL RESOURCES INC.
                                      (Registrant)



                                     /s/ Donald P. Weinstein
                                     -------------------------------
                                     Donald P. Weinstein
                                     Senior Vice President and
                                     Chief Financial Officer


Date: February 16, 2000

                                 EXHIBIT INDEX

 Exhibit No.                 Description
 ----------                  ------------

     99.1                    Press Release, dated February 16, 2000